EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Gasco Energy, Inc. on Form S-8 of our report dated September 20, 2001, appearing in the Annual Report on Form 10-K of Gasco Energy, Inc. for the year ended December 31, 2002.


                                        Wheeler Wasoff, P.C.
/s/ Wheeler Wasoff, P.C.

Denver, Colorado
June 6, 2003